ATHENE

Financial Supplement

Fourth Quarter 2017

December 31, 2017

Athene Holding Ltd.
Financial Supplement - December 31, 2017

Athene Holding Ltd.
Financial Supplement - December 31, 2017
Note to the Financial Supplement

Key Operating and Non-GAAP Measures

In addition to our results presented in accordance with GAAP, our results of operations include certain non-GAAP measures commonly used in our industry. Management believes the use of these non-GAAP measures, together with the relevant GAAP measures, provides information that may enhance an investor’s understanding of our results of operations and the underlying profitability drivers of our business. The majority of these non-GAAP measures are intended to remove from the results of operations the impact of market volatility (other than with respect to alternative investments) as well as integration, restructuring and certain other expenses which are not part of our underlying profitability drivers or likely to re-occur in the foreseeable future, as such items fluctuate from period-to-period in a manner inconsistent with these drivers. These measures should be considered supplementary to our results in accordance with GAAP and should not be viewed as a substitute for the GAAP measures. See Non-GAAP Measure Reconciliations for the appropriate reconciliations to the GAAP measures.

Adjusted Operating Income

Adjusted operating income (formerly operating income, net of tax) is a non-GAAP measure used to evaluate our financial performance excluding market volatility and expenses related to integration, restructuring, stock compensation, and other expenses. Our adjusted operating income equals net income available to AHL’s shareholders adjusted to eliminate the impact of the following (collectively, the “non-operating adjustments”):

•
Investment Gains (Losses), Net of Offsets—Investment gains (losses), net of offsets, consist of the realized gains and losses on the sale of AFS securities, the change in assumed modco and funds withheld reinsurance embedded derivatives, unrealized gains and losses, impairments, and other investment gains and losses. Unrealized, impairments and other investment gains and losses are comprised of the fair value adjustments of trading securities (other than CLOs) and investments held under the fair value option, derivative gains and losses not hedging FIA index credits, and the net OTTI impacts recognized in operations net of the change in AmerUs Closed Block fair value reserve related to the corresponding change in fair value of investments and the change in unit linked reserves related to the corresponding trading securities. Investment gains and losses are net of offsets related to DAC, DSI, and VOBA amortization and changes to GLWB and guaranteed minimum death benefits (GMDB) reserves (together, GLWB and GMDB reserves represent rider reserves) as well as the MVAs associated with surrenders or terminations of contracts.

•
Change in Fair Values of Derivatives and Embedded Derivatives – FIAs, Net of Offsets—Impacts related to the fair value accounting for derivatives hedging the FIA index credits and the related embedded derivative liability fluctuate from period-to-period. The index reserve is measured at fair value for the current period and all periods beyond the current policyholder index term. However, the FIA hedging derivatives are purchased to hedge only the current index period. Upon policyholder renewal at the end of the period, new FIA hedging derivatives are purchased to align with the new term. The difference in duration between the FIA hedging derivatives and the index credit reserves creates a timing difference in earnings. This timing difference of the FIA hedging derivatives and index credit reserves is included as a non-operating adjustment, net of offsets related to DAC, DSI, and VOBA amortization and changes to rider reserves.

We primarily hedge with options that align with the index terms of our FIA products (typically 1-2 years). From an economic basis, we believe this is suitable because policyholder accounts are credited with index performance at the end of each index term. However, because the “value of an embedded derivative” in an FIA contract is longer-dated, there is a duration mismatch which may lead to mismatches for accounting purposes.

•
Integration, Restructuring, and Other Non-operating Expenses—Integration, restructuring, and other non-operating expenses consist of restructuring and integration expenses related to acquisitions and block reinsurance costs as well as certain other expenses which are not part of our core operations or likely to re-occur in the foreseeable future.

•
Stock Compensation Expense—Stock compensation expenses associated with our share incentive plans, excluding our long term incentive plan, are not part of our core operating expenses and fluctuate from time to time due to the structure of our plans.

•	Bargain Purchase Gain—Bargain purchase gains associated with acquisitions are adjustments to net income as they are not consistent with our core operations.

•
Income Taxes (Expense) Benefit – Non-operating—The non-operating income tax expense is comprised of the appropriate jurisdiction’s tax rate applied to the non-operating adjustments that are subject to income tax.

We consider these non-operating adjustments to be meaningful adjustments to net income available to AHL’s shareholders for the reasons discussed in greater detail above. Accordingly, we believe using a measure which excludes the impact of these items is effective in analyzing the trends in our results of operations. Together with net income available to AHL’s shareholders, we believe adjusted operating income, provides a meaningful financial metric that helps investors understand our underlying results and profitability. Adjusted operating income, should not be used as a substitute for net income available to AHL’s shareholders.

Athene Holding Ltd.
Financial Supplement - December 31, 2017
Note to the Financial Supplement

ROE Excluding AOCI and Adjusted Operating ROE Excluding AOCI

ROE excluding AOCI and adjusted operating ROE excluding AOCI are non-GAAP measures used to evaluate our financial performance excluding the impacts of AOCI. AOCI fluctuates period-to-period in a manner inconsistent with our underlying profitability drivers as the majority of such fluctuation is related to the market volatility of the unrealized gains and losses associated with our AFS securities. Once we have reinvested acquired blocks of businesses, we typically buy and hold AFS investments to maturity throughout the duration of market fluctuations, therefore, the period-over-period impacts in unrealized gains and losses are not necessarily indicative of current adjusted operating fundamentals or future performance. Accordingly, we believe using measures which exclude AOCI is useful in analyzing the trends of our operations. To enhance the ability to analyze these measures across periods, interim periods are annualized. ROE excluding AOCI and adjusted operating ROE excluding AOCI should not be used as a substitute for ROE. However, we believe the adjustments to equity are significant to gaining an understanding of our overall results of operations.

Adjusted Operating Earnings Per Share, Weighted Average Shares Outstanding - Adjusted Operating and Book Value Per Share Excluding AOCI

Adjusted operating earnings per share, weighted average shares outstanding - adjusted operating and book value per share excluding AOCI are non-GAAP measures used to evaluate our financial performance and financial condition. The non-GAAP measures adjust the number of shares included in the corresponding GAAP measures to reflect the conversion or settlement of all shares and other stock-based awards outstanding. We believe using these measures represent an economic view of our share counts and provide a simplified and consistent view of our outstanding shares. Adjusted operating earnings per share is calculated as the adjusted operating income, over the weighted average shares outstanding - adjusted operating. Book value per share excluding AOCI is calculated as the ending AHL shareholders’ equity excluding AOCI divided by the adjusted operating common shares outstanding. Our Class B common shares are economically equivalent to Class A common shares and can be converted to Class A common shares on a one-for-one basis at any time. Our Class M common shares are in the legal form of shares but economically function as options as they are convertible into Class A shares after vesting and settlement of the conversion price. In calculating Class A diluted earnings per share on a GAAP basis, we are required to apply sequencing rules to determine the dilutive impacts, if any, of our Class B common shares, Class M common shares and any other stock-based awards. To the extent our Class B common shares, Class M common shares and/or any other stock-based awards are not dilutive they are excluded. Weighted average shares outstanding - adjusted operating and adjusted operating common shares outstanding assume conversion or settlement of all outstanding items that are able to be converted to or settled in Class A common shares, including the impacts of Class B common shares on a one-for-one basis, the impacts of all Class M common shares net of the conversion price and any other stock-based awards, but excluding any awards for which the exercise or conversion price exceeds the market value of our Class A common shares on the applicable measurement date. For certain historical periods, Class M shares were not included due to issuance restrictions which were contingent upon our IPO. Adjusted operating earnings per share, weighted average shares outstanding - adjusted operating and book value per share excluding AOCI should not be used as a substitute for basic earnings per share - Class A common shares, basic weighted average shares outstanding - Class A or book value per share. However, we believe the adjustments to the shares and equity are significant to gaining an understanding of our overall results of operations and financial condition.

Retirement Services Net Investment Earned Rate, Cost of Crediting and Investment Margin on Deferred Annuities

Investment margin is a key measurement of the financial health of our Retirement Services core deferred annuities. Investment margin on our deferred annuities is generated from the excess of our net investment earned rate over the cost of crediting to our policyholders. Net investment earned rate is a key measure of investment returns and cost of crediting is a key measure of the policyholder benefits on our deferred annuities.

Net investment earned rate is a non-GAAP measure we use to evaluate the performance of our invested assets that does not correspond to GAAP net investment income. Net investment earned rate is computed as the income from our invested assets divided by the average invested assets for the relevant period. To enhance the ability to analyze these measures across periods, interim periods are annualized. The adjustments to arrive at our net investment earned rate add alternative investment gains and losses, gains and losses related to trading securities for CLOs, net VIE impacts (revenues, expenses and noncontrolling interest) and the change in reinsurance embedded derivatives. We include the income and assets supporting our assumed reinsurance by evaluating the underlying investments of the funds withheld at interest receivables and we include the net investment income from those underlying investments which does not correspond to the GAAP presentation of reinsurance embedded derivatives. We exclude the income and assets supporting business that we have exited through ceded reinsurance including funds withheld agreements. We believe the adjustments for reinsurance provide a net investment earned rate on the assets for which we have economic exposure.

Cost of crediting is the interest credited to the policyholders on our fixed strategies as well as the option costs on the index annuity strategies. With respect to FIAs, the cost of providing index credits includes the expenses incurred to fund the annual index credits, and where applicable, minimum guaranteed interest credited. The interest credited on fixed strategies and option costs on index annuity strategies are divided by the average account value of our deferred annuities. Our average account values are averaged over the number of quarters in the relevant period to obtain our cost of crediting for such period. To enhance the ability to analyze these measures across periods, interim periods are annualized.

Athene Holding Ltd.
Financial Supplement - December 31, 2017
Note to the Financial Supplement

Net investment earned rate, cost of crediting and investment margin on deferred annuities are non-GAAP measures we use to evaluate the profitability of our core deferred annuities business.We believe measures like net investment earned rate, cost of crediting and investment margin on deferred annuities are effective in analyzing the trends of our core business operations, profitability and pricing discipline. While we believe net investment earned rate, cost of crediting and investment margin on deferred annuities are meaningful financial metrics and enhance our understanding of the underlying profitability drivers of our business, they should not be used as a substitute for net investment income and interest sensitive contract benefits presented under GAAP.

Invested Assets

In managing our business we analyze invested assets, which do not correspond to total investments, including investments in related parties, as disclosed in our consolidated financial statements and notes thereto. Invested assets represent the investments that directly back our policyholder liabilities as well as surplus assets. Invested assets is used in the computation of net investment earned rate, which allows us to analyze the profitability of our investment portfolio. Invested assets includes (a) total investments on the consolidated balance sheets with AFS securities at cost or amortized cost, excluding derivatives, (b) cash and cash equivalents and restricted cash, (c) investments in related parties, (d) accrued investment income, (e) the consolidated VIE assets, liabilities and noncontrolling interest, (f) net investment payables and receivables and (g) policy loans ceded (which offset the direct policy loans in total investments). Invested assets also excludes assets associated with funds withheld liabilities related to business exited through reinsurance agreements and derivative collateral (offsetting the related cash positions). We include the underlying investments supporting our assumed funds withheld and modco agreements in our invested assets calculation in order to match the assets with the income received. We believe the adjustments for reinsurance provide a view of the assets for which we have economic exposure. Our invested assets are averaged over the number of quarters in the relevant period to compute our net investment earned rate for such period.

Reserve Liabilities

In managing our business we also analyze reserve liabilities, which does not correspond to total liabilities as disclosed in our consolidated financial statements and notes thereto. Reserve liabilities represents our policyholder liability obligations net of reinsurance and is used to analyze the costs of our liabilities. Reserve liabilities includes (a) the interest sensitive contract liabilities, (b) future policy benefits, (c) dividends payable to policyholders, and (d) other policy claims and benefits, offset by reinsurance recoverable, excluding policy loans ceded. Reserve liabilities is net of the ceded liabilities to third-party reinsurers as the costs of the liabilities are passed to such reinsurers and therefore we have no net economic exposure to such liabilities, assuming our reinsurance counterparties perform under our agreements. The majority of our ceded reinsurance is a result of reinsuring large blocks of life business following acquisitions. For such transactions, GAAP requires the ceded liabilities and related reinsurance recoverables to continue to be recorded in our consolidated financial statements despite the transfer of economic risk to the counterparty in connection with the reinsurance transaction.

Sales

Sales statistics do not correspond to revenues under GAAP, but are used as relevant measures to understand our business performance as it relates to deposits generated during a specific period of time. Our sales statistics include deposits for fixed rate annuities and FIAs and align with the LIMRA definition of all money paid into an individual annuity, including money paid into new contracts with initial purchase occurring in the specified period and existing contracts with initial purchase occurring prior to the specified period (excluding internal transfers).

Athene Holding Ltd.
Financial Supplement - December 31, 2017
Financial Highlights
Unaudited (In millions, except percentages and per share data)

Year-to-date			2017				2016
2017	2016		Q4	Q3	Q2	Q1	Q4
		Deposits
$5,353	$5,309	Retail sales	$1,282	$1,337	$1,635	$1,099	$1,492
875	3,449	Flow reinsurance	305	190	214	166	348
3,000	—	Funding agreements	—	1,300	1,050	650	—
2,253	—	Pension risk transfer	1,926	—	327	—	—
$11,481	$8,758	Total deposits	$3,513	$2,827	$3,226	$1,915	$1,840

		Consolidated results of operations
$1,448	$768	Net income	$464	$274	$326	$384	$364
1,109	728	Adjusted operating income	332	231	280	266	280

18.0%	12.6%	ROE	20.8%	13.0%	16.4%	21.3%	20.9%
20.3%	12.7%	ROE excluding AOCI	24.2%	14.9%	18.4%	23.0%	23.1%
15.5%	12.1%	Adjusted operating ROE excluding AOCI	17.4%	12.5%	15.9%	15.9%	17.7%

		Retirement Services
$1,092	$777	Adjusted operating income	$306	$244	$267	$275	$242
22.0%	18.5%	Adjusted operating ROE excluding AOCI	22.6%	18.5%	21.4%	23.7%	21.6%

		Earnings per share
$7.41	$4.11	Basic[1]	$2.36	$1.40	$1.66	$2.00	$1.92
$7.37	$4.02	Diluted - Class A2	$2.35	$1.39	$1.65	$1.92	$1.78
$5.66	$3.77	Adjusted operating earnings per share[3]	$1.69	$1.18	$1.43	$1.36	$1.43

		Book Value per share:
$46.76	$35.66	Book value per share	$46.76	$44.16	$42.20	$39.07	$35.66
$39.58	$33.05	Book value per share, excluding AOCI[3]	$39.58	$38.10	$36.72	$34.99	$33.05

		Balance sheet items:
$99,631	$86,699	Total assets	$99,631	$96,061	$93,594	$89,193	$86,699
82,298	71,834	Invested assets	82,298	78,804	76,279	73,563	71,834
90,423	79,840	Total liabilities	90,423	87,392	85,310	81,632	79,840
81,183	70,974	Reserve liabilities	81,183	77,850	75,290	72,225	70,974
9,208	6,858	Total Athene Holding Ltd. shareholders' equity	9,208	8,669	8,284	7,561	6,858
7,793	6,491	Athene Holding Ltd. shareholders' equity excluding AOCI	7,793	7,507	7,224	6,888	6,491
—%	—%	Debt to capital ratio, excluding AOCI[4]	—%	—%	—%	—%	—%

		Share data:
195.3	186.8	Weighted average shares outstanding - basic[1]	196.7	196.3	195.7	192.5	189.2
111.0	53.5	Weighted average shares outstanding - diluted - Class A common shares[2]	126.4	119.9	109.0	81.3	63.9
195.9	193.4	Weighted average shares outstanding - adjusted operating[3]	196.1	196.0	195.9	195.6	194.2
196.9	192.3	Common shares outstanding[5]	196.9	196.3	196.3	193.5	192.3
196.9	196.4	Adjusted operating common shares outstanding[3]	196.9	197.0	196.7	196.8	196.4
* Please refer to Note to the Financial Supplement section and the Non-GAAP Measure Reconciliations for discussion on adjusted operating income, ROE excluding AOCI, adjusted operating ROE excluding AOCI and book value per share excluding AOCI.
1 Basic earnings per share, including basic weighted average shares outstanding, includes all classes eligible to participate in dividends for each period presented.
2 Diluted earnings per share on a GAAP basis for Class A common shares, including diluted Class A weighted average shares outstanding, includes the dilutive impacts, if any, of Class B common shares, Class M common shares and any other stock-based awards.
3 Represents Class A common shares outstanding or weighted average common shares outstanding assuming conversion or settlement of all outstanding items that are able to be converted to or settled in Class A common shares, including the impacts of Class B common shares, Class M common shares and any other stock-based awards, but excluding any awards for which the exercise or conversion price exceeds the market value of our Class A common shares on the applicable measurement date.
4 In January 2018, we issued $1.0 billion of senior unsecured debt.
5 Represents common shares outstanding for all classes eligible to participate in dividends for each period presented.

Athene Holding Ltd.
Financial Supplement - December 31, 2017
Capitalization and Equity
Unaudited (In millions, except percentages)

Year-to-date			2017				2016
2017	2016		Q4	Q3	Q2	Q1	Q4
		Capitalization
$—	$—	Total debt[1,2]	$—	$—	$—	$—	$—
9,208	6,858	Total Athene Holding Ltd. shareholders' equity	9,208	8,669	8,284	7,561	6,858
9,208	6,858	Total capitalization	9,208	8,669	8,284	7,561	6,858
1,415	367	Less: AOCI	1,415	1,162	1,060	673	367
$7,793	$6,491	Total capitalization excluding AOCI	$7,793	$7,507	$7,224	$6,888	$6,491

		Equity by segment
$5,465	$4,448	Retirement Services	$5,465	$5,371	$5,165	$4,817	$4,448
2,328	2,043	Corporate and Other	2,328	2,136	2,059	2,071	2,043
7,793	6,491	Total AHL shareholders' equity excluding AOCI	7,793	7,507	7,224	6,888	6,491
1,415	367	AOCI	1,415	1,162	1,060	673	367
$9,208	$6,858	Total AHL shareholders' equity	$9,208	$8,669	$8,284	$7,561	$6,858

—%	—%	Debt to capital ratio, excluding AOCI[2]	—%	—%	—%	—%	—%
1 Total debt does not include debt within a consolidated VIE.
2 In January 2018, we issued $1.0 billion of senior unsecured debt.

Athene Holding Ltd.
Financial Supplement - December 31, 2017
Condensed Consolidated Balance Sheets
Unaudited (In millions)

	December 31, 2017	December 31, 2016
Assets
Investments:
Available-for-sale securities, at fair value
Fixed maturity securities	$61,012	$52,033
Equity securities	277	353
Trading securities, at fair value	2,709	2,581
Mortgage loans, net of allowances	6,233	5,470
Investment funds	699	689
Policy loans	530	602
Funds withheld at interest	7,085	6,538
Derivative assets	2,551	1,370
Real estate	624	542
Short-term investments, at fair value	201	189
Other investments	133	81
Total investments	82,054	70,448
Cash and cash equivalents	4,888	2,445
Restricted cash	105	57
Investments in related parties
Available-for-sale securities, at fair value
Fixed maturity securities	406	335
Equity securities	—	20
Trading securities, at fair value	307	195
Investment funds	1,310	1,198
Short-term investments, at fair value	52	—
Other investments	238	237
Accrued investment income	652	554
Reinsurance recoverable	4,856	6,001
Deferred acquisition costs, deferred sales inducements and value of business acquired	2,930	2,940
Other assets	969	1,348
Assets of consolidated variable interest entities
Investments
Available-for-sale securities, at fair value
Equity securities - related party	142	161
Trading securities, at fair value - related party	146	167
Investment funds	571	573
Cash and cash equivalents	4	14
Other assets	1	6
Total assets	$99,631	$86,699
		(Continued)

Athene Holding Ltd.
Financial Supplement - December 31, 2017
Condensed Consolidated Balance Sheets
Unaudited (In millions)

	December 31, 2017	December 31, 2016
Liabilities and Equity
Liabilities
Interest sensitive contract liabilities	$67,612	$61,532
Future policy benefits	17,487	14,592
Other policy claims and benefits	211	217
Dividends payable to policyholders	1,025	974
Derivative liabilities	134	40
Payables for collateral on derivatives	2,323	1,383
Funds withheld liability	407	380
Other liabilities	1,222	688
Liabilities of consolidated variable interest entities	2	34
Total liabilities	90,423	79,840
Equity
Common Stock	—	—
Additional paid-in-capital	3,472	3,421
Retained earnings	4,321	3,070
Accumulated other comprehensive income	1,415	367
Total Athene Holding Ltd. shareholders' equity	9,208	6,858
Noncontrolling interests	—	1
Total equity	9,208	6,859
Total liabilities and equity	$99,631	$86,699
		(Concluded)

Athene Holding Ltd.
Financial Supplement - December 31, 2017
Consolidated Statements of Income
Unaudited (In millions)

Year-to-date			2017				2016
2017	2016		Q4	Q3	Q2	Q1	Q4
		Revenue:
$2,465	$240	Premiums	$1,962	$72	$379	$52	$35
340	281	Product charges	88	86	85	81	75
3,269	2,914	Net investment income	842	820	821	786	777
2,572	652	Investment related gains (losses)	957	473	460	682	129
		Other-than-temporary impairment investment losses
(29)	(32)	Other-than-temporary impairment losses	(6)	(11)	(12)	—	(1)
(4)	2	Other-than-temporary impairment losses recognized in other comprehensive income	(2)	(2)	1	(1)	(2)
(33)	(30)	Net other-than-temporary impairment losses	(8)	(13)	(11)	(1)	(3)
37	34	Other revenues	13	8	8	8	9
		Revenues related to consolidated variable interest entities
42	67	Net investment income	12	10	10	10	27
35	(53)	Investment related gains (losses)	6	17	11	1	17
8,727	4,105	Total revenues	3,872	1,473	1,763	1,619	1,066
		Benefits and expenses:
2,826	1,296	Interest sensitive contract benefits	960	621	553	692	215
63	39	Amortization of deferred sales inducements	21	13	11	18	20
3,163	1,059	Future policy and other policy benefits	2,112	259	578	214	186
350	318	Amortization of deferred acquisition costs and value of business acquired	99	80	67	104	108
118	37	Dividends to policyholders	(11)	48	49	32	(28)
672	627	Policy and other operating expenses	193	158	168	153	180
—	13	Operating expenses of consolidated variable interest entities	—	—	—	—	—
7,192	3,389	Total benefits and expenses	3,374	1,179	1,426	1,213	681
1,535	716	Income before income taxes	498	294	337	406	385
87	(52)	Income tax expense (benefit)	34	20	11	22	21
$1,448	$768	Net income available to Athene Holding Ltd. shareholders	$464	$274	$326	$384	$364

Athene Holding Ltd.
Financial Supplement - December 31, 2017
Segment Results of Operations
Unaudited (In millions, except per share data)

Results of operations by segment

Year-to-date			2017				2016
2017	2016		Q4	Q3	Q2	Q1	Q4
		Adjusted operating income by segment
$1,092	$777	Retirement Services	$306	$244	$267	$275	$242
17	(49)	Corporate and Other	26	(13)	13	(9)	38
1,109	728	Adjusted operating income	332	231	280	266	280

137	77	Realized gains (losses) on sale of AFS securities	73	29	24	11	40
(7)	(56)	Unrealized, impairments, and other investment gains (losses)	8	(3)	(15)	3	(20)
152	68	Assumed modco and funds withheld reinsurance embedded derivatives	(1)	20	65	68	(76)
(83)	(42)	Offsets to investment gains (losses)	(21)	(21)	(16)	(25)	5
199	47	Investment gains (losses), net of offsets	59	25	58	57	(51)
266	95	Change in fair values of derivatives and embedded derivatives - FIAs, net of offsets	111	46	15	94	183
(68)	(22)	Integration, restructuring and other non-operating expenses	(34)	(14)	(11)	(9)	(14)
(33)	(82)	Stock compensation expense	(3)	(7)	(13)	(10)	(23)
(25)	2	Income tax (expense) benefit - non-operating	(1)	(7)	(3)	(14)	(11)
339	40	Total non-operating adjustments	132	43	46	118	84
$1,448	$768	Net income available to AHL shareholders	$464	$274	$326	$384	$364

$5.66	$3.77	Adjusted operating earnings per share	$1.69	$1.18	$1.43	$1.36	$1.43
0.70	0.40	Realized gains (losses) on sale of AFS securities	0.37	0.15	0.12	0.07	0.21
(0.03)	(0.29)	Unrealized, impairments, and other investment gains (losses)	0.04	(0.02)	(0.08)	0.02	(0.10)
0.77	0.34	Assumed modco and funds withheld reinsurance embedded derivatives	—	0.10	0.34	0.34	(0.39)
(0.42)	(0.21)	Offsets to investment gains (losses)	(0.11)	(0.10)	(0.09)	(0.13)	0.03
1.02	0.24	Investment gains (losses), net of offsets	0.30	0.13	0.29	0.30	(0.25)
1.36	0.50	Change in fair values of derivatives and embedded derivatives - FIAs, net of offsets	0.57	0.23	0.08	0.48	0.95
(0.35)	(0.12)	Integration, restructuring and other non-operating expenses	(0.18)	(0.07)	(0.06)	(0.05)	(0.07)
(0.17)	(0.42)	Stock compensation expense	(0.02)	(0.04)	(0.07)	(0.05)	(0.10)
(0.13)	0.01	Income tax (expense) benefit - non-operating	(0.01)	(0.03)	(0.02)	(0.07)	(0.07)
1.73	0.21	Total non-operating adjustments	0.66	0.22	0.22	0.61	0.46
0.02	0.13	Effect of items convertible to or settled in Class A common shares	0.01	—	0.01	0.03	0.03
$7.41	$4.11	Basic earnings per share – Class A common shares	$2.36	$1.40	$1.66	$2.00	$1.92

* Please refer to Note to the Financial Supplement section for discussion on adjusted operating income.

Athene Holding Ltd.
Financial Supplement - December 31, 2017
Segment Results of Operations
Unaudited (In millions, except per share data)

Consolidated summary of adjusted operating income

Year-to-date			2017				2016
2017	2016		Q4	Q3	Q2	Q1	Q4
$3,111	$2,767	Fixed income and other investment income	$810	$782	$774	$745	$725
312	263	Alternative investment income	51	81	111	69	122
3,423	3,030	Net investment earnings	861	863	885	814	847
(1,066)	(1,019)	Cost of crediting on deferred annuities	(271)	(268)	(264)	(263)	(264)
(868)	(1,051)	Other liability costs[1]	(138)	(274)	(253)	(203)	(219)
(318)	(282)	Operating expenses	(87)	(77)	(80)	(74)	(74)
1,171	678	Pre-tax adjusted operating income	365	244	288	274	290
(62)	50	Income tax (expense) benefit - operating	(33)	(13)	(8)	(8)	(10)
$1,109	$728	Adjusted operating income	$332	$231	$280	$266	$280

* Please refer to Note to the Financial Supplement section and the Non-GAAP Measure Reconciliations for discussion on adjusted operating income.
1 Other liability costs include DAC, DSI and VOBA amortization and rider reserve changes for all products, the cost of liabilities on products other than deferred annuities including offsets for premiums, product charges and other revenues.

Retirement Services summary of adjusted operating income

Year-to-date			2017				2016
2017	2016		Q4	Q3	Q2	Q1	Q4
$2,968	$2,651	Fixed income and other investment income	$772	$745	$739	$712	$694
273	302	Alternative investment income	57	66	82	68	104
3,241	2,953	Net investment earnings	829	811	821	780	798
(1,066)	(1,019)	Cost of crediting on deferred annuities	(271)	(268)	(264)	(263)	(264)
(807)	(997)	Other liability costs	(172)	(229)	(225)	(181)	(223)
(212)	(206)	Operating expenses	(55)	(51)	(54)	(52)	(56)
1,156	731	Pre-tax adjusted operating income	331	263	278	284	255
(64)	46	Income tax (expense) benefit - operating	(25)	(19)	(11)	(9)	(13)
$1,092	$777	Adjusted operating income	$306	$244	$267	$275	$242

Corporate and Other summary of adjusted operating income

Year-to-date			2017				2016
2017	2016		Q4	Q3	Q2	Q1	Q4
$143	$116	Fixed income and other investment income	$38	$37	$35	$33	$31
39	(39)	Alternative investment income	(6)	15	29	1	18
182	77	Net investment earnings	32	52	64	34	49
—	—	Cost of crediting on deferred annuities	—	—	—	—	—
(61)	(54)	Other liability costs	34	(45)	(28)	(22)	4
(106)	(76)	Operating expenses	(32)	(26)	(26)	(22)	(18)
15	(53)	Pre-tax adjusted operating income	34	(19)	10	(10)	35
2	4	Income tax (expense) benefit - operating	(8)	6	3	1	3
$17	$(49)	Adjusted operating income	$26	$(13)	$13	$(9)	$38

Athene Holding Ltd.
Financial Supplement - December 31, 2017
Net Investment Earned Rate and Investment Margin on Deferred Annuities
Unaudited (In millions, except percentages)

Consolidated summary of net investment earned rate (a non-GAAP measure)

Year-to-date			2017				2016
2017	2016		Q4	Q3	Q2	Q1	Q4
4.26%	4.18%	Fixed income and other investments	4.22%	4.23%	4.34%	4.30%	4.24%
8.72%	7.64%	Alternative investments	5.46%	9.07%	12.69%	8.06%	14.28%
4.47%	4.35%	Total net investment earned rate	4.28%	4.45%	4.72%	4.48%	4.72%

* Please refer to Note to the Financial Supplement section and the Non-GAAP Measure Reconciliations for discussion on net investment earned rate.
* The investment results above are presented net of investment management fees.

Retirement Services investment margin on deferred annuities (a non-GAAP measure)

Year-to-date			2017				2016
2017	2016		Q4	Q3	Q2	Q1	Q4
4.70%	4.72%	Net investment earned rate	4.57%	4.64%	4.85%	4.76%	4.93%
1.88%	1.96%	Cost of crediting on deferred annuities	1.87%	1.88%	1.89%	1.91%	1.95%
2.82%	2.76%	Investment margin on deferred annuities	2.70%	2.76%	2.96%	2.85%	2.98%

* Please refer to Note to the Financial Supplement section and the Non-GAAP Measure Reconciliations for discussion on investment margin, net investment earned rate and cost of crediting on deferred annuities.

Retirement Services summary of net investment earned rate

Year-to-date			2017				2016
2017	2016		Q4	Q3	Q2	Q1	Q4
4.48%	4.41%	Fixed income and other investments	4.43%	4.44%	4.55%	4.52%	4.47%
10.01%	12.26%	Alternative investments	7.92%	9.79%	12.28%	10.59%	16.25%
4.70%	4.72%	Total net investment earned rate	4.57%	4.64%	4.85%	4.76%	4.93%

$2,968	$2,651	Fixed income and other investment income	$772	$745	$739	$712	$694
273	302	Alternatives investment income	57	66	82	68	104
$3,241	$2,953	Total net investment earnings	$829	$811	$821	$780	$798

		Average invested assets
$66,298	$60,097	Fixed income and other investments	$69,690	$67,190	$64,955	$62,982	$62,100
2,718	2,461	Alternative investments	2,897	2,678	2,622	2,594	2,543
$69,016	$62,558	Total average invested assets	$72,587	$69,868	$67,577	$65,576	$64,643

* The investment results above are presented net of investment management fees.

Retirement Services summary of cost of crediting on deferred annuities

Year-to-date			2017				2016
2017	2016		Q4	Q3	Q2	Q1	Q4
$570	$534	FIA option costs	$149	$144	$140	$137	$136
496	485	Fixed interest credited to policyholders	122	124	124	126	128
$1,066	$1,019	Cost of crediting on deferred annuities	$271	$268	$264	$263	$264
1.88%	1.96%	Cost of crediting on deferred annuities rate	1.87%	1.88%	1.89%	1.91%	1.95%

$56,589	$51,921	Average account value on deferred annuities	$58,033	$57,050	$56,001	$55,154	$54,358

Athene Holding Ltd.
Financial Supplement - December 31, 2017
Retirement Services Annuity Liability Characteristics
Unaudited (In millions, except percentages)

Deferred annuities account value rollforward

Year-to-date			2017				2016
2017	2016		Q4	Q3	Q2	Q1	Q4
$54,880	$49,257	Account value at beginning of period	$57,526	$56,574	$55,429	$54,880	$53,837
6,353	8,887	Deposits[1]	1,613	1,546	1,886	1,308	1,878
159	200	Premium and interest bonuses	39	40	44	36	56
1,955	910	Fixed and index credits to policyholders	544	486	464	461	304
(4,538)	(4,159)	Surrenders and benefits paid	(1,110)	(1,051)	(1,183)	(1,194)	(1,135)
(270)	(215)	Fee and product charges	(73)	(69)	(66)	(62)	(60)
$58,539	$54,880	Account value at end of period	$58,539	$57,526	$56,574	$55,429	$54,880

* The account value rollforwards on deferred annuities include our fixed rate and fixed indexed annuities and are net of ceded reinsurance activity.
1 Deposits equal deposits from our retail and flow reinsurance channels as well as renewal deposits on older blocks of business and annuitizations.

Surrender charge protection and account values by product type

	Surrender Charge			Net Account Value
	Average years at issue	Average years remaining	Average percent remaining	Dollars	Percent of Total
Fixed index annuities	10.6	5.4	8.0%	$45,367	77.5%
Single-year fixed rate guaranteed annuities	7.4	1	2.0%	7,887	13.5%
Multi-year fixed rate guaranteed annuities	5.3	3.4	8.0%	5,285	9.0%
Total				$58,539	100.0%

Summary of surrender charge percentages

		Net account value
	Surrender charge (gross)	Percent of Total	Surrender charge (net of MVA)	Percent of Total
No surrender charge	$8,380	14.3%	$8,380	14.3%
0.0% < 2.0%	371	0.6%	624	1.1%
2.0% < 4.0%	1,440	2.5%	4,742	8.1%
4.0% < 6.0%	5,868	10.0%	7,046	12.0%
6.0% < 8.0%	11,623	19.9%	8,688	14.8%
8.0% < 10.0%	14,667	25.1%	10,752	18.4%
10.0% or greater	16,190	27.6%	18,307	31.3%
	$58,539	100.0%	$58,539	100.0%

		Surrender charge (gross)	MVA benefit	Surrender charge (net)
Aggregate surrender charge protection		7.3%	0.4%	7.7%

Athene Holding Ltd.
Financial Supplement - December 31, 2017
Retirement Services Annuity Liability Characteristics
Unaudited (In millions, except percentages)

Surrender charge expiration by year

Years of surrender charge remaining	Deferred annuities account value	Percent of total	Average surrender charge percent (gross of MVA)
No Surrender Charge	$8,380	14.3%	—%
> 0 to less than 2	10,145	17.3%	4.7%
2 to less than 4	13,205	22.6%	7.4%
4 to less than 6	9,774	16.7%	8.6%
6 to less than 8	5,327	9.1%	10.1%
8 to less than 10	8,049	13.7%	11.1%
10 to less than 12	2,491	4.3%	14.0%
12 or greater	1,168	2.0%	14.8%
	$58,539	100.0%

Minimum guarantees on deferred annuities

	At minimum guarantees	Total account value	Percent of total account value at minimum guarantees
Fixed indexed annuities	$16,066	$45,367	35.4%
Fixed rate annuities	6,288	13,172	47.7%
Total deferred annuities	$22,354	$58,539	38.2%

			December 31, 2017
Distance to guarantees[1]			85 - 95

1 Distance to guarantees is the difference between the current crediting rates and the contractual guaranteed minimum crediting rates on our deferred annuities. The distance to guarantees includes the minimum guarantees on all of our deferred annuities, including those with crediting rates already at their minimum guarantees.

Athene Holding Ltd.
Financial Supplement - December 31, 2017
Consolidated Reserve Liabilities
Unaudited (In millions, except percentages)

Consolidated reserve liabilities

	December 31, 2017		December 31, 2016
	Dollars	Percent of Total	Dollars	Percent of Total
Fixed indexed annuities	$48,431	59.7%	$43,527	61.3%
Fixed rate annuities	13,412	16.5%	13,490	19.0%
Total deferred annuities	61,843	76.2%	57,017	80.3%
Payout annuities	5,216	6.4%	5,443	7.6%
Pension risk transfer annuities	2,252	2.8%	—	—%
Funding agreements	3,786	4.7%	1,109	1.6%
Life and other (excluding German products)	2,281	2.7%	2,176	3.1%
Retirement Services reserve liabilities	75,378	92.8%	65,745	92.6%
Germany products[1]	5,979	7.4%	5,381	7.6%
Intersegment eliminations	(174)	(0.2)%	(152)	(0.2)%
Total reserve liabilities	$81,183	100.0%	$70,974	100.0%

* Please refer to Note to the Financial Supplement section and the Non-GAAP Measure Reconciliations for discussion on reserve liabilities.
1 On January 1, 2018, Germany was deconsolidated and our equity interest in AGER was exchanged for common shares of AGER (subsequently renamed Athora Holding Ltd.).

Reserve liability rollforward

Year-to-date			2017				2016
2017	2016		Q4	Q3	Q2	Q1	Q4
$65,745	$59,854	Retirement Services reserve liabilities - beginning	$72,100	$69,719	$67,013	$65,745	$65,097
11,868	9,080	Deposits[1]	3,592	2,910	3,307	2,059	1,884
(5,750)	(5,399)	Withdrawals	(1,361)	(1,311)	(1,408)	(1,670)	(1,351)
3,515	2,210	Other reserve changes	1,047	782	807	879	115
75,378	65,745	Retirement Services reserve liabilities - ending	75,378	72,100	69,719	67,013	65,745
5,979	5,381	Germany reserve liabilities	5,979	5,921	5,737	5,367	5,381
(174)	(152)	Intersegment eliminations	(174)	(171)	(166)	(155)	(152)
$81,183	$70,974	Consolidated reserve liabilities - ending	$81,183	$77,850	$75,290	$72,225	$70,974

1 Deposits equal deposits from our retail, flow reinsurance and institutional channels as well as premiums and deposits for life and products other than deferred annuities or our institutional products, renewal deposits on older blocks of business and annuitizations.

Athene Holding Ltd.
Financial Supplement - December 31, 2017
Consolidated Investments Summary
Unaudited (In millions, except percentages)

Investments and investments in related parties summary

	December 31, 2017		December 31, 2016
	Carrying Value	Percent of Total	Carrying Value	Percent of Total
Available for sale securities at fair value:
Fixed maturity securities:
U.S. government and agencies	$62	0.1%	$60	0.1%
U.S. state, municipal and political subdivisions	1,165	1.4%	1,140	1.6%
Foreign governments	2,683	3.2%	2,235	3.1%
Corporate	36,660	43.4%	30,020	41.4%
CLO	5,084	6.0%	4,822	6.7%
ABS	3,971	4.7%	2,936	4.0%
RMBS	9,366	11.1%	8,973	12.4%
CMBS	2,021	2.4%	1,847	2.5%
Equity securities	277	0.3%	353	0.5%
Trading securities, at fair value	2,709	3.2%	2,581	3.6%
Mortgage loans, net of allowances	6,233	7.4%	5,470	7.5%
Investment funds	699	0.8%	689	1.0%
Policy loans	530	0.6%	602	0.8%
Funds withheld at interest	7,085	8.4%	6,538	9.0%
Derivative assets	2,551	3.0%	1,370	1.9%
Real estate	624	0.7%	542	0.7%
Short-term investments	201	0.2%	189	0.3%
Other investments	133	0.2%	81	0.1%
Total investments	82,054	97.1%	70,448	97.2%
Investment in related parties:
Available for sale securities at fair value:
Fixed maturity securities	406	0.5%	335	0.5%
Equity securities	—	—%	20	—%
Trading securities, at fair value	307	0.4%	195	0.3%
Investment funds	1,310	1.6%	1,198	1.7%
Short term investments	52	0.1%	—	—%
Other investments	238	0.3%	237	0.3%
Total related party investments	2,313	2.9%	1,985	2.8%
Total investments, including related parties	$84,367	100.0%	$72,433	100.0%

Athene Holding Ltd.
Financial Supplement - December 31, 2017
Consolidated Investments Summary
Unaudited (In millions, except percentages)

Fixed maturity securities by sector

	December 31, 2017			December 31, 2016
	Amortized Cost	Fair Value	Percent of Total	Amortized Cost	Fair Value	Percent of Total
Corporate:
Industrial other[1]	$11,550	$12,026	19.6%	$10,417	$10,645	20.3%
Financial	11,299	11,824	19.3%	8,957	9,156	17.5%
Utilities	7,991	8,296	13.5%	6,512	6,588	12.6%
Communication	2,509	2,607	4.2%	2,182	2,235	4.3%
Transportation	1,824	1,907	3.1%	1,365	1,396	2.7%
Total corporate	35,173	36,660	59.7%	29,433	30,020	57.4%
Other government-related securities
U.S. state, municipal and political subdivisions	996	1,165	1.9%	1,024	1,140	2.2%
Foreign governments	2,575	2,683	4.4%	2,098	2,235	4.3%
U.S. government and agencies	63	62	0.1%	59	60	0.1%
Total non-structured securities	38,807	40,570	66.1%	32,614	33,455	64.0%
Structured securities:
CLO	5,392	5,444	8.9%	5,234	5,101	9.7%
ABS	3,991	4,017	6.5%	3,037	2,992	5.7%
CMBS	1,994	2,021	3.3%	1,835	1,847	3.5%
RMBS
Agency	86	87	0.1%	110	112	0.2%
Non-agency	8,635	9,279	15.1%	8,621	8,861	16.9%
Total structured securities	20,098	20,848	33.9%	18,837	18,913	36.0%
Total fixed maturity securities, including related parties	$58,905	$61,418	100.0%	$51,451	$52,368	100.0%

1 Includes securities within various industry segments including capital goods, basic industry, consumer cyclical, consumer non-cyclical, industrial, and technology.

Credit quality of fixed maturity securities

	December 31, 2017		December 31, 2016
	Fair Value	Percent of Total	Fair Value	Percent of Total
NAIC designation
1	$32,447	52.8%	$30,211	57.7%
2	25,082	40.9%	18,617	35.5%
Total investment grade	57,529	93.7%	48,828	93.2%
3	3,040	5.0%	2,812	5.4%
4	765	1.2%	622	1.2%
5	66	0.1%	82	0.2%
6	18	—%	24	—%
Total below investment grade	3,889	6.3%	3,540	6.8%
Total fixed maturity securities, including related parties	$61,418	100.0%	$52,368	100.0%

* Germany fixed maturity securities, including related parties applying NRSRO ratings to map to NAIC designations.

Athene Holding Ltd.
Financial Supplement - December 31, 2017
Consolidated Investments Summary
Unaudited (In millions, except percentages)

	December 31, 2017		December 31, 2016
	Fair Value	Percent of Total	Fair Value	Percent of Total
NRSRO rating agency designation
AAA/AA/A	$21,448	34.9%	$18,791	35.9%
BBB	23,572	38.4%	18,002	34.4%
Non-rated[1]	6,592	10.7%	5,650	10.8%
Total investment grade[2]	51,612	84.0%	42,443	81.1%
BB	3,091	5.0%	3,286	6.3%
B	1,198	2.0%	1,372	2.6%
CCC	2,696	4.4%	2,374	4.5%
CC and lower	2,302	3.8%	2,404	4.6%
Non-rated [1]	519	0.8%	489	0.9%
Total below investment grade	9,806	16.0%	9,925	18.9%
Total fixed maturity securities, including related parties	$61,418	100.0%	$52,368	100.0%

1 Securities denoted as non-rated by the NRSRO were classified as investment or non-investment grade according to the security's respective NAIC designation.
2 We view the NAIC designation methodology as the most appropriate way to view our fixed maturity portfolio when evaluating credit risk since a large portion of our holdings were purchased at a significant discount to par. NRSRO ratings methodology is focused on the likelihood of recovery of all contractual payments, including principal at par regardless of entry price, while the NAIC designation methodology considers our investment and amortized cost, and the likelihood of recovery of that book value as opposed to the likelihood of default of the security.

Credit quality of residential mortgage backed securities

	December 31, 2017				December 31, 2016
	Principal Amount	Amortized Cost	Fair Value	Percent of Total	Principal Amount	Amortized Cost	Fair Value	Percent of Total
NAIC designation
1	$9,543	$8,089	$8,714	93.0%	$9,960	$8,414	$8,652	96.4%
2	386	348	360	3.8%	152	141	140	1.6%
Total investment grade	9,929	8,437	9,074	96.8%	10,112	8,555	8,792	98.0%
3	238	209	213	2.3%	104	92	96	1.1%
4	83	70	73	0.8%	31	29	29	0.3%
5	5	5	6	0.1%	54	53	54	0.6%
6	1	—	—	—%	2	2	2	—%
Total below investment grade	327	284	292	3.2%	191	176	181	2.0%
Total	$10,256	$8,721	$9,366	100.0%	$10,303	$8,731	$8,973	100.0%

Athene Holding Ltd.
Financial Supplement - December 31, 2017
Consolidated Investments Summary
Unaudited (In millions, except percentages)

Mortgage loans by property type and region

	December 31, 2017		December 31, 2016
	Net Carrying Value	Percent of Total	Net Carrying Value	Percent of Total
Property type
Office building	$1,187	19.0%	$1,217	22.2%
Retail	1,223	19.6%	1,135	20.7%
Hotels	928	14.9%	1,025	18.7%
Industrial	944	15.2%	742	13.6%
Apartment	525	8.4%	616	11.3%
Other commercial [1]	440	7.1%	397	7.3%
Total commercial mortgage loans	5,247	84.2%	5,132	93.8%
Residential loans	986	15.8%	338	6.2%
Total mortgage loans, net of allowances	$6,233	100.0%	$5,470	100.0%

US Region:
East North Central	$643	10.3%	$450	8.2%
East South Central	144	2.3%	158	2.9%
Middle Atlantic	909	14.6%	628	11.5%
Mountain	492	7.9%	543	9.9%
New England	162	2.6%	194	3.5%
Pacific	991	15.9%	833	15.2%
South Atlantic	873	14.0%	1,284	23.5%
West North Central	233	3.8%	306	5.6%
West South Central	655	10.5%	662	12.1%
Total US Region	5,102	81.9%	5,058	92.4%
International Region	145	2.3%	74	1.4%
Total commercial mortgage loans	5,247	84.2%	5,132	93.8%
Residential loans	986	15.8%	338	6.2%
Total mortgage loans, net of allowances	$6,233	100.0%	$5,470	100.0%

1 Other commercial loans include investments in nursing homes, parking garages, restaurants, mobile home parks and other commercial properties.

Athene Holding Ltd.
Financial Supplement - December 31, 2017
Consolidated Investments Summary
Unaudited (In millions, except percentages)

Investment funds including related party

	December 31, 2017		December 31, 2016
	Carrying Value	Percent of Total	Carrying Value	Percent of Total
Investment funds
Private equity	$271	10.5%	$268	10.9%
Mortgage and real estate	161	6.2%	118	4.8%
Natural resources	4	0.2%	5	0.2%
Hedge funds	61	2.4%	72	2.9%
Credit funds	202	7.8%	226	9.2%
Total investment funds	699	27.1%	689	28.0%
Investment funds - related parties
Private equity - A-A Mortgage (AmeriHome)	403	15.6%	343	13.9%
Private equity	180	7.0%	131	5.3%
Mortgage and real estate	297	11.5%	247	10.1%
Natural resources	74	2.9%	49	2.0%
Hedge funds	93	3.6%	192	7.8%
Credit funds	263	10.2%	236	9.6%
Total investment funds - related parties	1,310	50.8%	1,198	48.7%
Total investment funds - assets of consolidated VIEs
Private equity - MidCap [1]	528	20.4%	524	21.3%
Credit funds	21	0.8%	38	1.6%
Mortgage and real assets	22	0.9%	11	0.4%
Total investment funds - assets of consolidated VIEs	571	22.1%	573	23.3%
Total investment funds, including related parties and VIEs	$2,580	100.0%	$2,460	100.0%

* Investment funds, including related party, is the GAAP measure which does not include investments that we view as alternative investments. Alternative investments include CLO equity tranche securities that are included in trading securities in the GAAP view, investment funds included in our funds withheld at interest reinsurance portfolios, net assets of VIEs other than investment funds as well as royalties and other investments. Please refer to Note to the Financial Supplement section for discussion on invested assets including alternative investments and the Non-GAAP Measure Reconciliations section for the reconciliation of investment funds to alternative investments.
1 Midcap is an underlying investment of one of our consolidated VIE investment funds.

Funds withheld at interest

	December 31, 2017		December 31, 2016
	Carrying Value	Percent of Total	Carrying Value	Percent of Total
Fixed maturity securities
U.S. state, municipal and political subdivisions	$117	1.6%	$118	1.8%
Corporate	2,095	29.6%	1,800	27.6%
CLO	669	9.4%	591	9.0%
ABS	886	12.5%	736	11.3%
CMBS	290	4.1%	292	4.5%
RMBS	1,551	21.9%	1,551	23.7%
Equity securities	28	0.4%	29	0.4%
Mortgage loans	792	11.2%	773	11.8%
Investment funds	376	5.3%	329	5.0%
Derivative assets	78	1.1%	53	0.8%
Short-term investments	16	0.2%	80	1.2%
Cash and cash equivalents	132	1.9%	105	1.6%
Other assets and liabilities	55	0.8%	81	1.3%
Total funds withheld at interest	$7,085	100.0%	$6,538	100.0%

Athene Holding Ltd.
Financial Supplement - December 31, 2017
Consolidated Investments Summary
Unaudited (In millions, except percentages)

Invested assets summary

	December 31, 2017				December 31, 2016
	U.S. and Bermuda Invested Asset Value	Germany Invested Asset Value[2]	Total Invested Asset Value[1]	Percent of Total	U.S. and Bermuda Invested Asset Value	Germany Invested Asset Value[2]	Total Invested Asset Value[1]	Percent of Total
Corporate	$37,059	$1,536	$38,595	46.9%	$31,000	$1,682	$32,682	45.4%
CLO	5,914	—	5,914	7.2%	5,798	—	5,798	8.1%
Credit	42,973	1,536	44,509	54.1%	36,798	1,682	38,480	53.5%
RMBS	10,532	—	10,532	12.8%	10,619	—	10,619	14.8%
Mortgage loans	6,858	165	7,023	8.5%	6,145	95	6,240	8.7%
CMBS	2,322	—	2,322	2.8%	2,202	—	2,202	3.1%
Real estate held for investment	—	625	625	0.8%	—	542	542	0.8%
Real estate	19,712	790	20,502	24.9%	18,966	637	19,603	27.4%
ABS	4,824	—	4,824	5.9%	3,873	—	3,873	5.4%
Alternative investments	3,692	137	3,829	4.6%	3,297	128	3,425	4.8%
State, municipals, political subdivisions and foreign government	1,347	2,411	3,758	4.5%	1,387	1,936	3,323	4.6%
Unit linked assets	—	407	407	0.5%	—	363	363	0.5%
Equity securities	192	128	320	0.4%	199	185	384	0.5%
Short-term investments	228	—	228	0.3%	250	—	250	0.3%
U.S. government and agencies	29	35	64	0.1%	32	27	59	0.1%
Other investments	10,312	3,118	13,430	16.3%	9,038	2,639	11,677	16.2%
Cash and equivalents	2,504	296	2,800	3.4%	1,111	111	1,222	1.7%
Policy loans and other	761	296	1,057	1.3%	631	221	852	1.2%
Total invested assets	$76,262	$6,036	$82,298	100.0%	$66,544	$5,290	$71,834	100.0%

1 Please refer to Note to the Financial Supplement section for discussion on invested assets including alternative investments and the Non-GAAP Measure Reconciliations section for the reconciliation of investment funds to alternative investments.
2 On January 1, 2018, Germany was deconsolidated and our equity interest in AGER was exchanged for common shares of AGER (subsequently renamed Athora Holding Ltd.).

Alternative investments summary

	December 31, 2017		December 31, 2016
	Invested Asset Value[1]	Percent of Total	Invested Asset Value[1]	Percent of Total
Credit funds	$784	20.4%	$834	24.3%
Private equity - MidCap	528	13.8%	524	15.3%
Private equity - A-A Mortgage (AmeriHome)	496	12.9%	417	12.2%
Private equity - other	554	14.5%	519	15.2%
Mortgage and real assets	643	16.8%	470	13.7%
Hedge funds	467	12.2%	311	9.1%
Public equities	171	4.5%	215	6.3%
Natural resources and other real assets	186	4.9%	135	3.9%
Alternative investments	$3,829	100.0%	$3,425	100.0%

* Alternative investments does not correspond to the total investment funds, including related parties and VIEs, on our condensed balance sheets. Alternative investments adjusts the GAAP presentation to include CLO equity tranche securities that are included in trading securities in the GAAP view, investment funds included in our funds withheld at interest reinsurance portfolios, net assets of VIEs other than investment funds as well as royalties and other investments. Please refer to Note to the Financial Supplement section for discussion on invested assets including alternative investments and the Non-GAAP Measure Reconciliations section for the reconciliation of investment funds to alternative investments.

Athene Holding Ltd.
Financial Supplement - December 31, 2017
Consolidated Investments Summary
Unaudited (In millions, except percentages)

Net investment earned rates by asset class

Year-to-date			2017				2016
2017	2016		Q4	Q3	Q2	Q1	Q4
3.94%	3.91%	Corporate securities	3.97%	3.91%	3.98%	3.91%	3.91%
		Structured securities
5.54%	5.18%	RMBS	5.22%	5.45%	5.96%	5.45%	5.30%
5.05%	4.74%	CLO	4.93%	5.25%	5.10%	4.94%	4.96%
4.62%	6.30%	ABS	5.54%	4.33%	4.28%	4.15%	4.67%
4.09%	3.93%	CMBS	4.12%	4.18%	4.13%	4.03%	4.19%
5.10%	5.12%	Total structured securities	5.11%	5.06%	5.26%	4.95%	4.99%
5.82%	4.82%	State, municipal, political subdivisions and U.S. and foreign government	4.59%	4.54%	4.82%	9.35%	5.80%
5.93%	5.95%	Mortgage loans	5.89%	5.92%	5.92%	5.90%	6.26%
8.95%	7.70%	Alternative investments	6.04%	8.92%	13.11%	8.12%	14.82%
1.55%	1.01%	Other U.S. and Bermuda invested assets	1.55%	1.65%	1.58%	1.66%	1.26%
4.69%	4.59%	U.S. and Bermuda	4.52%	4.65%	4.96%	4.70%	4.98%
1.70%	1.67%	Germany[1]	1.32%	2.04%	1.73%	1.74%	1.51%
4.47%	4.35%	Consolidated total	4.28%	4.45%	4.72%	4.48%	4.72%

1 On January 1, 2018, Germany was deconsolidated and our equity interest in AGER was exchanged for common shares of AGER (subsequently renamed Athora Holding Ltd.).

Invested assets NAIC 1 & 2 designation by asset class

	December 31, 2017	December 31, 2016
Corporate securities	93.1%	92.4%
Structured securities
RMBS	96.7%	98.0%
CLO	85.8%	83.1%
ABS	93.9%	91.5%
CMBS	96.0%	97.7%
Total structured securities	93.3%	93.0%
State, municipal, political subdivisions and U.S. and foreign government	95.5%	96.5%
Germany fixed maturity securities[1]	95.0%	95.0%

1 NAIC 1 and 2 for Germany indicates the percentage of total AFS fixed maturities by applying NRSRO ratings to map to NAIC designations.

Athene Holding Ltd.
Financial Supplement - December 31, 2017
Financial Strength Ratings and RBC
Unaudited

Financial strength ratings

	A.M. Best	Standard & Poor's	Fitch
Athene Annuity & Life Assurance Company	A	A-	A-
Athene Annuity and Life Company	A	A-	A-
Athene Annuity & Life Assurance Company of New York	A	A-	A-
Athene Life Insurance Company of New York	A	Not Rated	Not Rated
Athene Life Re Ltd.	A	A-	A-

Credit ratings

	A.M. Best	Standard & Poor's	Fitch
Athene Holding Ltd.	bbb	BBB	BBB
Senior debt ratings	bbb	BBB	BBB-

Capital Metrics

	December 31,
	2017	2016
U.S. RBC ratio - Athene Annuity & Life Assurance Company	490%	478%
BSCR - Athene Life Re Ltd.	354%	228%
Athene Life Re Ltd. RBC ratio[1]	562%	529%

1 ALRe RBC ratio, which is used in evaluating our capital position and the amount of capital needed to support our segment, is calculated by applying the NAIC RBC factors.

Athene Holding Ltd.
Financial Supplement - December 31, 2017
Non-GAAP Measure Reconciliations
Unaudited (In millions, except percentages)

Summary of adjustments to basic weighted average shares outstanding - Class A common shares to arrive at weighted average shares outstanding - adjusted operating

Year-to-date			2017				2016
2017	2016		Q4	Q3	Q2	Q1	Q4
107.7	52.1	Basic weighted average shares outstanding - Class A	126.0	119.5	106.3	78.2	58.3
81.6	134.5	Conversion of Class B shares to Class A shares	63.5	69.9	82.9	110.8	130.0
6.1	6.6	Conversion of Class M shares to Class A shares	6.1	6.1	6.2	6.2	5.5
0.5	0.2	Effect of other stock compensation plans	0.5	0.5	0.5	0.4	0.4
195.9	193.4	Weighted average shares outstanding – adjusted operating	196.1	196.0	195.9	195.6	194.2

Summary of adjustments to Class A common shares outstanding to arrive at adjusted operating common shares outstanding

	2017				2016
	Q4	Q3	Q2	Q1	Q4
Class A common shares outstanding	142.2	119.9	119.3	101.3	77.0
Conversion of Class B shares to Class A shares	47.4	69.5	70.1	87.8	111.8
Conversion of Class M shares to Class A shares	6.4	6.7	6.4	6.8	6.8
Effect of other stock compensation plans	0.9	0.9	0.9	0.9	0.8
Adjusted operating common shares outstanding	196.9	197.0	196.7	196.8	196.4

Summary of adjustments to book value per share to arrive at book value per share, excluding AOCI

	2017				2016
	Q4	Q3	Q2	Q1	Q4
Book value per share	$46.76	$44.16	$42.20	$39.07	$35.66
AOCI	(7.19)	(5.92)	(5.40)	(3.47)	(1.91)
Effect of items convertible to or settled in Class A common shares	0.01	(0.14)	(0.08)	(0.61)	(0.70)
Book value per share, excluding AOCI	$39.58	$38.10	$36.72	$34.99	$33.05

Athene Holding Ltd.
Financial Supplement - December 31, 2017
Non-GAAP Measure Reconciliations
Unaudited (In millions, except percentages)

Summary of adjustments to net investment income to arrive at net investment earned rate

Year-to-date			2017				2016
2017	2016		Q4	Q3	Q2	Q1	Q4
$3,269	$2,914	GAAP net investment income	$842	$820	$821	$786	$777
191	189	Reinsurance embedded derivative impacts	54	40	52	45	45
77	1	Net VIE earnings	18	27	21	11	44
(20)	(39)	Alternative income gain (loss)	(9)	(4)	6	(13)	(5)
(94)	(35)	Held for trading amortization	(44)	(20)	(15)	(15)	(14)
154	116	Total adjustments to arrive at net investment earnings	19	43	64	28	70
$3,423	$3,030	Total net investment earnings	$861	$863	$885	$814	$847

$3,241	$2,953	Retirement Services	$829	$811	$821	$780	$798
182	77	Corporate and Other	32	52	64	34	49
$3,423	$3,030	Total net investment earnings	$861	$863	$885	$814	$847

4.27%	4.19%	GAAP net investment income rate	4.18%	4.23%	4.38%	4.32%	4.33%
0.25%	0.27%	Reinsurance embedded derivative impacts	0.27%	0.20%	0.28%	0.25%	0.25%
0.10%	—%	Net VIE earnings	0.09%	0.14%	0.11%	0.06%	0.25%
(0.03)%	(0.06)%	Alternative income gain (loss)	(0.04)%	(0.02)%	0.03%	(0.07)%	(0.03)%
(0.12)%	(0.05)%	Held for trading amortization	(0.22)%	(0.10)%	(0.08)%	(0.08)%	(0.08)%
0.20%	0.16%	Total adjustments to arrive at net investment earned rate	0.10%	0.22%	0.34%	0.16%	0.39%
4.47%	4.35%	Consolidated net investment earned rate	4.28%	4.45%	4.72%	4.48%	4.72%

4.70%	4.72%	Retirement Services	4.57%	4.64%	4.85%	4.76%	4.93%
2.42%	1.08%	Corporate and Other	1.61%	2.72%	3.53%	1.88%	2.76%
4.47%	4.35%	Consolidated net investment earned rate	4.28%	4.45%	4.72%	4.48%	4.72%

$69,016	$62,558	Retirement Services average invested assets	$72,587	$69,868	$67,577	$65,576	$64,643
7,541	7,113	Corporate and Other average invested assets	7,964	7,673	7,345	7,123	7,074
$76,557	$69,671	Average invested assets	$80,551	$77,541	$74,922	$72,699	$71,717

Athene Holding Ltd.
Financial Supplement - December 31, 2017
Non-GAAP Measure Reconciliations
Unaudited (In millions, except percentages)

Summary of adjustments to interest sensitive contract benefits to arrive at cost of crediting on deferred annuities

Year-to-date			2017				2016
2017	2016		Q4	Q3	Q2	Q1	Q4
$2,826	$1,296	GAAP interest sensitive contract benefits	$960	$621	$553	$692	$215
(146)	(108)	Interest credited other than deferred annuities	(37)	(41)	(42)	(26)	(17)
607	559	FIA option costs	159	154	149	145	143
(73)	(53)	Product charges (strategy fees)	(20)	(19)	(17)	(17)	(15)
37	29	Reinsurance embedded derivative impacts	10	9	9	9	8
(2,196)	(735)	Change in fair values of embedded derivatives - FIAs	(799)	(464)	(399)	(534)	(66)
40	48	Negative VOBA amortization	10	8	10	12	12
(29)	(15)	Unit linked change in reserve	(12)	—	1	(18)	(14)
—	(2)	Other changes in interest sensitive contract liabilities	—	—	—	—	(2)
(1,760)	(277)	Total adjustments to arrive at cost of crediting on deferred annuities	(689)	(353)	(289)	(429)	49
$1,066	$1,019	Retirement Services cost of crediting on deferred annuities	$271	$268	$264	$263	$264

4.99%	2.49%	GAAP interest sensitive contract benefits	6.62%	4.35%	3.95%	5.02%	1.59%
(0.26)%	(0.21)%	Interest credited other than deferred annuities	(0.26)%	(0.29)%	(0.30)%	(0.19)%	(0.13)%
1.07%	1.08%	FIA option costs	1.10%	1.08%	1.07%	1.04%	1.05%
(0.13)%	(0.10)%	Product charges (strategy fees)	(0.14)%	(0.13)%	(0.12)%	(0.12)%	(0.11)%
0.07%	0.06%	Reinsurance embedded derivative impacts	0.07%	0.06%	0.06%	0.07%	0.06%
(3.88)%	(1.42)%	Change in fair values of embedded derivatives - FIAs	(5.51)%	(3.25)%	(2.85)%	(3.87)%	(0.49)%
0.07%	0.09%	Negative VOBA amortization	0.07%	0.06%	0.07%	0.09%	0.09%
(0.05)%	(0.03)%	Unit linked change in reserve	(0.08)%	—%	0.01%	(0.13)%	(0.10)%
—%	—%	Other changes in interest sensitive contract liabilities	—%	—%	—%	—%	(0.01)%
(3.11)%	(0.53)%	Total adjustments to arrive at cost of crediting on deferred annuities	(4.75)%	(2.47)%	(2.06)%	(3.11)%	0.36%
1.88%	1.96%	Retirement Services cost of crediting on deferred annuities	1.87%	1.88%	1.89%	1.91%	1.95%

$56,589	$51,921	Average account value on deferred annuities	$58,033	$57,050	$56,001	$55,154	$54,358

Athene Holding Ltd.
Financial Supplement - December 31, 2017
Non-GAAP Measure Reconciliations
Unaudited (In millions, except percentages)

Summary of adjustments to total investments, including related parties to arrive at invested assets

	December 31, 2017	December 31, 2016
Total investments, including related parties	$84,367	$72,433
Derivative assets	(2,551)	(1,370)
Cash and cash equivalents (including restricted cash)	4,993	2,502
Accrued investment income	652	554
Payables for collateral on derivatives	(2,323)	(1,383)
Reinsurance funds withheld and modified coinsurance	(579)	(414)
VIE assets, liabilities and noncontrolling interest	862	886
AFS unrealized (gain) loss	(2,794)	(1,030)
Ceded policy loans	(296)	(344)
Net investment receivables (payables)	(33)	—
Total adjustments to arrive at invested assets	(2,069)	(599)
Total invested assets	$82,298	$71,834

Summary of adjustments to investment funds, including related parties and VIEs to arrive at alternative investments

	December 31, 2017	December 31, 2016
Investment funds, including related parties and VIEs	$2,580	$2,460
CLO equities included in trading securities	182	260
Financial Credit Investment special-purpose vehicle included in trading securities related party	287	—
Investment funds within funds withheld at interest	416	329
Royalties, other assets included in other investments and other assets	76	81
Net assets of the VIE, excluding investment funds	288	295
Total adjustments to arrive at alternative investments	1,249	965
Alternative investments	$3,829	$3,425

Summary of adjustments to total liabilities to arrive at reserve liabilities

	December 31, 2017	December 31, 2016
Total liabilities	$90,423	$79,840
Derivative liabilities	(134)	(40)
Payables for collateral on derivatives	(2,323)	(1,383)
Funds withheld liability	(407)	(380)
Other liabilities	(1,222)	(688)
Liabilities of consolidated VIEs	(2)	(34)
Reinsurance ceded receivables	(4,856)	(6,001)
Policy loans ceded	(296)	(344)
Other	—	4
Total adjustments to arrive at reserve liabilities	(9,240)	(8,866)
Total reserve liabilities	$81,183	$70,974